1999 EQUITABLE RESOURCES, INC.
                  NON-EMPLOYEE DIRECTORS' STOCK INCENTIVE PLAN
                            (As amended May 26, 1999)

SECTION 1.  PURPOSE

            1.01 The purpose of the 1999 Equitable Resources, Inc. Non-Employee Directors' Stock Incentive Plan (the "Plan") is to assist the Company in attracting and retaining the services of non-employee directors who exhibit a high degree of business responsibility, personal integrity and professionalism.

SECTION 2.  DEFINITIONS; CONSTRUCTION

            2.01 Definitions. In addition to the terms defined elsewhere in the Plan, the following terms as used in the Plan shall have the following meanings when used with initial capital letters:

                        2.01.1 "Award" means any Option or Other Stock-Based Award granted under the Plan.

                        2.01.2 "Award  Agreement"  means any written  agreement,
            contract or other instrument or document evidencing an Award.

                        2.01.3 "Board" means the Company's Board of Directors.

                        2.01.4 "Code" means the Internal Revenue Code of 1986, as amended from time to time, together with rules, regulations and interpretations promulgated thereunder. References to particular sections of the Code shall include any successor provisions.

                        2.01.5  "Change of Control" has the meaning  provided in
            Section 9.03.

                        2.01.6 "Committee" means the Compensation Committee or such other Committee of the Board as may be designated by the Board to administer the Plan, as referred to in Section 3.01 hereof; provided however, that any member of the Committee participating in the taking of any action under the Plan shall qualify as a "non-employee director" as then defined under Rule 16b-3.

                        2.01.7 "Common Stock" means shares of the common stock, without par value, and such other securities of the Company as may be substituted for Shares pursuant to Section 8.01 hereof.

                        2.01.8 "Disability" means that a Participant is disabled
            within the meaning of Section 422(c)(6) of the Code.

                        2.01.9 "Exchange Act" means the Securities  Exchange Act
            of 1934, as amended.

                        2.01.10 "Fair Market Value" of shares of any stock, including but not limited to Common Stock, or units of any other securities (herein "shares"), shall be the closing price for the date as of which Fair Market Value is to be determined in the principal market in which such shares are traded, as quoted in The Wall Street Journal (or in such other reliable publication as the Committee, in its discretion, may determine to rely upon). If the Fair Market Value of shares on any date cannot be determined on the basis set forth in the preceding sentence, or if a determination is required as to the Fair Market Value on any date of property other than shares, the Committee shall in good faith determine the Fair Market Value of such shares or other property on such date. Fair Market Value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

                        2.01.11  "Option"  means a right  granted  under Section
            6.02 hereof to purchase Shares at a specified price during specified time periods as provided in Section 6.02. Each Option shall be a nonstatutory stock option, which is an Option not intended to meet the requirements of Section 422 of the Code.

                        2.01.12 "Other Stock-Based Award" means an Award, granted under Section 6.04 hereof, that is denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares.

                        2.01.13 "Participant" means at any time any person who is a member of the Board, but who is not at the time a full-time employee of the Company or any Subsidiary nor has been a full-time employee during the preceding 12-month period. The term "Participant" does not include advisory, emeritus or honorary directors.

                        2.01.14 "Reload Option Rights" and "Reload Option" have the meanings provided in Section 6.02.2(v).

                        2.01.15 "Retirement" means that a Participant ceases to be a member of the Board for any reason on or after reaching the age of fifty-eight (58) years with at least sixty (60) months of service as a director. Service shall include the time a director was an employee director.

                        2.01.16 "Rule 16b-3" means Rule 16b-3 under the Exchange
            Act, as amended from time to time, or any successor to such Rule promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

                        2.01.17 "Shares" means the common stock of the Company, without par value, and such other securities of the Company as may be substituted for Shares pursuant to Section 8.01 hereof.

                        2.01.18 "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the chain owns stock possessing at least 50% of the total combined voting power of all classes of stock in one of the other corporations in the chain.

            2.02 Construction. For purposes of the Plan, the following rules of construction shall apply:

                        2.02.1 The word "or" is disjunctive  but not necessarily
            exclusive.

                        2.02.2 Words in the singular  include the plural;  words
            in the plural include the singular; words in the neuter gender include the masculine and feminine genders, and words in the masculine or feminine gender include the other and neuter genders.

SECTION 3.  ADMINISTRATION

            3.01 The Plan shall be administered by the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

                        (i) to interpret and administer the Plan and any instrument or agreement relating to, or Award granted under, the Plan;

                        (ii) to adopt,  amend,  suspend,  waive and rescind such
            rules and regulations as the Committee may deem necessary or advisable to administer the Plan;

                        (iii) to correct  any defect or supply any  omission  or
            reconcile any inconsistency, and to construe and interpret the Plan, the rules and regulations, any Award Agreement or other instrument entered into or Award granted under the Plan;

                        (iv) to determine the type or types of Other Stock-Based
            Awards to be granted to each Participant;

                        (v) to determine the number of Other Stock-Based  Awards
            to be granted, the number of Shares or amount of cash or other property to which an Other Stock-Based Award will relate, the terms and conditions of any Other Stock-Based Award (including, but not limited to, any exercise price, grant price or purchase price, any limitation or restriction, any schedule for lapse of limitations, forfeiture restrictions or restrictions on exercisability or transferability, and accelerations or waivers thereof, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Other Stock-Based Award;

                        (vi) to determine whether, to what extent and under what
            circumstances an Other Stock-Based Award may be settled in, or the exercise price of an Other Stock-Based Award may be paid in cash, Shares, other Awards or other property, or an Other Stock-Based Award may be accelerated, vested, canceled, forfeited, exchanged or surrendered;

                        (vii) to  determine  whether,  to what  extent and under
            what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Other Stock-Based Award shall be deferred, whether automatically or at the election of the Committee or at the election of the Participant;

                        (viii) to  prescribe  the form of each Award  Agreement,
            which need not be identical for each Participant;

                        (ix) to make all other decisions and  determinations  as
            may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan; and

                        (x) to make such filings and take such actions as may be
            required from time to time by appropriate state, regulatory and governmental agencies.

            Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all Persons, including the Company, Participants, any Person claiming any rights under the Plan from or through any Participant and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company the authority, subject to such terms as the Committee shall determine, to perform administrative functions under the Plan. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer, manager or other employee of the Company, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan. Any and all powers, authorizations and discretions granted by the Plan to the Committee shall likewise be exercisable at any time by the Board.

SECTION 4.  SHARES SUBJECT TO THE PLAN

            4.01 The maximum net number of Shares which may be issued and in respect of which Awards may be granted under the Plan shall be limited to 300,000 shares of Common Stock, subject to adjustment as provided in Section 8.01.

            For purposes of this Section 4.01, the number of Shares to which an Award relates shall be counted against the number of Shares available under the Plan at the time of grant of the Award, unless such number of Shares cannot be determined at that time, in which case the number of Shares actually distributed pursuant to the Award shall be counted against the number of Shares available under the Plan at the time of distribution; provided, however, that Awards related to or retroactively added to, or granted in tandem with, substituted for or converted into, other Awards shall be counted or not counted against the number of Shares reserved and available under the Plan in accordance with procedures adopted by the Committee so as to ensure appropriate counting but avoid double counting.

            If any Shares to which an Award relates are forfeited, or payment is made to the Participant in the form of cash, cash equivalents or other property other than Shares, or the Award otherwise terminates without payment being made to the Participant in the form of Shares, any Shares counted against the number of Shares available under the Plan with respect to such Award shall, to the extent of any such forfeiture, alternative payment or termination, again be available for Awards under the Plan. If the exercise price of an Award is paid by delivering to the Company Shares previously owned by the Participant, the Shares covered by the Award equal to the number of Shares so delivered shall again be available for Awards under the Plan. Any Shares distributed pursuant to an Award may consist, in whole or part, of authorized and unissued Shares or of treasury Shares, including Shares repurchased by the Company for purposes of the Plan.

SECTION 5.  ELIGIBILITY

            5.01  Awards  shall be granted  only to  Participants  as defined in
Section 2.01.13.

SECTION 6.  SPECIFIC TERMS OF AWARDS

            6.01 General. Subject to the terms of the Plan and any applicable Award Agreement, Awards may be granted as set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to the terms of Section 10.01), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine. Except as required by applicable law, Awards may be granted for no consideration other than prior and/or future services.

            6.02  Automatic Option Grants.

                        6.02.1 Annual Option Grants. Subject to Section 12.01 hereof, on the first day of June (or if not a day on which the New York Stock Exchange is open for trading, then on the first such trading day thereafter) in each year during the term of the Plan, each Person who is then a Participant shall automatically be granted an Option for 500 Shares.

                        6.02.2  Terms of  Options.  The  Options  granted  under
            Section 6.02.1 shall be granted to Participants on the following terms and conditions:

                                    (i) Exercise  Price.  The exercise price per
                        Share of an Option shall be 100% of the Fair Market Value of a Share on the date of grant of such Option.

                                    (ii)  Option  Term.  The term of each Option
                        shall be five (5) years from the date of grant, provided however, that the Option shall expire upon the Participant's termination of service as a director of the Company for any reason other than Retirement, Disability or death.

                                    (iii)   Exercisability.   The  Option  shall
                        become exercisable upon the expiration of three years from the date of grant or, if earlier, upon the Participant's termination of service as a director of the Company by reason of Retirement, Disability or death.

                                    (iv) Methods of Exercise. The exercise price
                        of any Option may be paid in cash or Shares, or any combination thereof, having a Fair Market Value on the date of exercise equal to the exercise price, provided, however, that (1) any portion of the exercise price representing a fraction of a Share shall in any event be paid in cash and (2) no Shares which have been held for less than six months may be delivered in payment of the exercise price of an Option. Delivery of Shares in payment of the exercise price of an Option may be accomplished through the effective transfer to the Company of Shares held by a broker or other agent. The Company will also cooperate with any person exercising an Option who participates in a cashless exercise program of a broker or other agent under which all or part of the Shares received upon exercise of the Option are sold through the broker or other agent, or under which the broker or other agent makes a loan to such person, for the purpose of paying the exercise price of an Option. Notwithstanding the preceding sentence, the exercise of the Option shall not be deemed to occur, and no Shares will be issued by the Company upon exercise of an Option, until the Company has received payment in full of the exercise price.

                                    (v) Reload Option  Rights.  Options  granted
                        under this Section 6.02 shall have Reload Option Rights which shall entitle the holder of the Option, upon exercise of the Option or any portion thereof through delivery of previously owned Shares, to automatically be granted on the date of such exercise a new nonstatutory stock option (a "Reload Option") (1) for a number of Shares equal to the number of full Shares delivered in payment of the option price of the original Option, (2) having an option price equal to 100% of the Fair Market Value per Share of the Common Stock on such date of grant, (3) becoming exercisable six months from such date of grant, (4) having the same expiration date as the original Option so exercised and (5) having the same other terms and conditions as apply to an Option granted under Section 6.02.1. Subject to the preceding sentence and the other provisions of the Plan, Reload Option Rights and Reload Options shall have such additional terms and be subject to such additional restrictions and conditions, if any, as shall be determined, in its discretion, by the Committee. The Committee may, in its discretion, provide in an Award Agreement for such limitations on the number or frequency of exercises of Reload Option Rights, or the minimum numbers of Shares for which such rights may be exercised, as the Committee may deem advisable for the efficient administration of the Plan. Reload Option Rights granted under this
                        Section 6.02 shall entitle the holder of an Option to be granted a Reload Option only if the underlying Option to which they relate is exercised during service as a director of the Company of the original grantee of the underlying Option. Except as otherwise specifically provided herein or required by the context, the term Option as used in this Plan shall include Reload Options granted under this paragraph.

                        6.02.3 Allocation of Shares. If on any date on which Options would otherwise be granted under this Section 6.02 the number of Shares remaining available under Section 4.01 is not sufficient for each Participant otherwise entitled to the grant of an Option to be granted an Option for the full number of Shares provided in this Section 6.02, then each such Participant shall automatically be granted an Option for the number of whole Shares (if any) equal to (a) the number of Shares then remaining available under the Plan, multiplied by (b) a fraction of which (1) the numerator is the number of Shares for which such Participant would otherwise be granted an Option on such date and (2) the denominator is the number of Shares for which all Participants would otherwise be granted Options on such date, with any fractional shares being disregarded.

            6.03. Nature of Automatic Award Grants; Award Agreements. The grant of the Awards provided for in Section 6.02 shall be automatic and not subject to the discretion of the Committee or any other Person. However, the Committee may condition the right of a Participant to be granted any such Award upon the execution and delivery by the Participant of an Award Agreement setting forth the terms and conditions of the Award as provided herein and such other terms, conditions and restrictions, not inconsistent with the provisions of the Plan, as the Committee in its discretion may determine.

            6.04 Other Stock-Based Awards. In addition to the automatic Awards provided for in Section 6.02, the Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, stock options or purchase rights having terms and conditions similar to or different from Options granted under 6.02, Shares awarded subject to restrictions, Shares awarded which are not subject to any restrictions or conditions, convertible securities, exchangeable securities or other rights convertible or exchangeable into Shares, as the Committee in its discretion may determine. In the discretion of the Committee, such Other Stock-Based Awards, including Shares, or other types of Awards authorized under the Plan, may be used in connection with, or to satisfy obligations of the Company under, other compensation or incentive plans, programs or arrangements of the Company for eligible Participants.

            The Committee shall determine the terms and conditions of Other Stock-Based Awards. Except as provided in the next paragraph, Shares or securities delivered pursuant to a stock option or other purchase right granted under this Section 6.04 shall be purchased for such consideration, paid for by such methods and in such forms, including, without limitation, cash, Shares, outstanding Awards or other property or any combination thereof, as the Committee shall determine, but the value of such consideration shall not be less than the Fair Market Value of such Shares or other securities on the date of grant of such purchase right. Delivery of Shares or other securities in payment of a purchase right, if authorized by the Committee, may be accomplished through the effective transfer to the Company of Shares or other securities held by a broker or other agent. Unless otherwise determined by the Committee, the Company will also cooperate with any person exercising a purchase right who participates in a cashless exercise program of a broker or other agent under which all or part of the Shares or securities received upon exercise of a purchase right are sold through the broker or other agent, or under which the broker or other agent makes a loan to such person, for the purpose of paying the exercise price of a purchase right. Notwithstanding the preceding sentence, unless the Committee, in its discretion, shall otherwise determine, the exercise of the purchase right shall not be deemed to occur, and no Shares or other securities will be issued by the Company upon exercise of a purchase right, until the Company has received payment in full of the exercise price.

            Awards granted under this Section 6.04 may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for, any other Award granted under the Plan or any award granted under any other plan, program or arrangement of the Company (subject to the terms of Section 10.01) or any business entity acquired or to be acquired by the Company or a Subsidiary. If an Award is granted in substitution for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. Awards granted in addition to or in tandem with other Awards or awards may be granted either at the same time as or at a different time from the grant of such other Awards or awards. The exercise price of an Award conferring a right to purchase Shares:

                        (i) granted in substitution for an outstanding  Award or
            award shall be not less than the Fair Market Value of Shares at the date such substitute Award is granted; provided, however, that (1) the exercise, grant or purchase price per share of the substituted Award may be reduced to reflect the Fair Market Value of the Award or award required to be surrendered by the Participant as a condition to receipt of such substitute Award, and (2) in the case of any Participant, the Committee may, in lieu of such price reduction, make an additional Award or payment to the Participant reflecting the Fair Market Value of the Award or award required to be surrendered; or

                        (ii) retroactively granted in tandem with an outstanding
            Award or award shall be not less than the lesser of the Fair Market Value of Shares at the date of grant of the later Award or the Fair Market Value of Shares at the date of grant of the earlier Award.

            6.05 Exchange Provisions. The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Shares, another Award or other property, based on such terms and conditions as the Committee shall determine and communicate to the Participant at the time that such offer is made.

SECTION 7.  GENERAL TERMS OF AWARDS

            7.01 Certain Restrictions Under Rule 16b-3. Upon the effectiveness of any amendment to Rule 16b-3, this Plan and any Award Agreement for an outstanding Award held by a Participant then subject to Section 16 of the Exchange Act shall be deemed to be amended, without further action on the part of the Committee, the Board or the Participant, to the extent necessary for Awards under the Plan or such Award Agreement to qualify for the exemption provided by Rule 16b-3, as so amended, except to the extent any such amendment requires shareholder approval.

            7.02 Decisions Required to be Made by the Committee. Other provisions of the Plan and any Award Agreement notwithstanding, if any decision regarding an Award or the exercise of any right by a Participant, at any time such Participant is subject to Section 16 of the Exchange Act, is required to be made or approved by the Committee in order that a transaction by such Participant will be exempt under Rule 16b-3, then the Committee shall retain full and exclusive power and authority to make such decision or to approve or disapprove any such decision by the Participant.

            7.03 Limits on Transfer of Awards; Beneficiaries. No right or interest of a Participant in any Award shall be pledged, encumbered or hypothecated to or in favor of any Person other than the Company, or shall be subject to any lien, obligation or liability of such Participant to any Person other than the Company or a Subsidiary. Except to the extent otherwise determined by the Committee, no Award and no rights or interests therein shall be assignable or transferable by a Participant otherwise than by will or the laws of descent and distribution, and any Option or other right to purchase or acquire Shares granted to a Participant under the Plan shall be exercisable during the Participant's lifetime only by such Participant. A beneficiary, guardian, legal representative or other Person claiming any rights under the Plan from or through any Participant shall be subject to all the terms and conditions of the Plan and any Award Agreement applicable to such Participant as well as any additional restrictions or limitations deemed necessary or appropriate by the Committee.

            7.04 Registration and Listing Compliance. No Award shall be paid and no Shares shall be distributed with respect to any Award in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any state securities law or subject to a listing requirement under any listing agreement between the Company and any national securities exchange, and no Award shall confer upon any Participant rights to such payment or distribution until such laws and contractual obligations of the Company have been complied with in all material respects. Neither the grant of any Award nor anything else contained herein shall obligate the Company to take any action to comply with any requirements of any such securities laws or contractual obligations relating to the registration (or exemption therefrom) or listing of any Shares or other securities, whether or not necessary in order to permit any such delivery or distribution.

            7.05 Stock Certificates. All certificates for Shares delivered under the terms of the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under federal or state securities laws, rules and regulations thereunder, and the rules of any national securities exchange or automated quotation system on which Shares are listed or quoted. The Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions or any other restrictions or limitations that may be applicable to Shares.

SECTION 8.  ADJUSTMENT PROVISIONS

            8.01 In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, exchange of Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of Participants' rights under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of
(i) the number and kind of Shares which may thereafter be issued in connection with Awards; (ii) the number and kind of Shares issued or issuable in respect of outstanding Awards; and (iii) the exercise price, grant price or purchase price relating to any Award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Award.

SECTION 9.  CHANGE OF CONTROL PROVISIONS

            9.01 Acceleration of Exercisability and Lapse of Restrictions. Unless otherwise determined by the Committee at the time of grant of an Award or unless otherwise provided in the applicable Award Agreement, if the shareholders of the Company shall approve a transaction which upon consummation would constitute a Change of Control of the Company, or if any Change of Control of the Company not subject to shareholder approval shall occur:

                        (i)  all  outstanding   Awards  pursuant  to  which  the
            Participant may have rights, the exercise of which is restricted or limited, shall become fully exercisable;

                        (ii) all restrictions or limitations (including risks of
            forfeiture and deferrals) on outstanding Awards subject to restrictions or limitations under the Plan shall lapse unless prior to such lapse the right to lapse of restrictions or limitations is waived or deferred by the Participant; and

                        (iii) all  conditions  to payment of Awards  under which
            payments of cash, Shares or other property are subject to conditions shall be deemed to be achieved or fulfilled and shall be waived by the Company.

            9.02 Termination of Service Following Change of Control. If within three years following the date of any Change of Control the service of a Participant as a director of the Company shall be terminated voluntarily or involuntarily for any reason, then unless otherwise provided in the applicable Award Agreement, and in addition to any other rights of post-termination exercise which the Participant (or other holder of the Award) may have under the Plan or the applicable Award Agreement, any Option or other Award granted to the Participant and outstanding on the date of the Change of Control, the payment or receipt of which is dependent upon exercise by the Participant (or other holder of the Award) shall be exercisable for a period of 90 days following the date of such termination of service but not later than the expiration date of the Award.

            9.03 Definition of Change of Control. For purposes of this Section 9, a "Change of Control" of the Company shall mean any of the following events:

                        (a) The sale or other  disposition by the Company of all
            or substantially all of its assets to a single purchaser or to a group of purchasers, other than to a corporation with respect to which, following such sale or disposition, more than eighty percent of, respectively, the then outstanding shares of Common Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of the Board is then owned beneficially, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively of the outstanding Common Stock and the combined voting power of the then outstanding voting securities immediately prior to such sale or disposition in substantially the same proportion as their ownership of the outstanding Common Stock and voting power immediately prior to such sale or disposition;

                        (b) The  acquisition in one or more  transactions by any
            person or group, directly or indirectly, of beneficial ownership of twenty percent or more of the outstanding shares of Common Stock or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of the Board; provided, however, that any acquisition by (x) the Company or any of its Subsidiaries, or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries or (y) any person that is eligible, pursuant to Rule 13d-1(b) under the Exchange Act (as in effect on the effective date of the Plan) to file a statement on Schedule 13G with respect to its beneficial ownership of Common Stock and other voting securities, whether or not such person shall have filed a statement on Schedule 13G, unless such person shall have filed a statement on Schedule 13D with respect to beneficial ownership of fifteen percent or more of the Company's voting securities, shall not constitute a Change of Control;

                        (c) The Company's termination of its business and liquidation of its assets;

                        (d) There is consummated a merger, consolidation, reorganization, share exchange, or similar transaction involving the Company (including a triangular merger), in any case, unless immediately following such transaction: (i) all or substantially all of the persons who were the beneficial owners of the outstanding Commons Stock and outstanding voting securities of the Company immediately prior to the transaction beneficially own, directly or indirectly, more than 60% of the outstanding shares of Commons Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such transaction (including a corporation or other person which as a result of such transaction owns the Company or all or substantially all of the Company's assets through one or more subsidiaries (a "Parent Company")) in substantially the same proportion as their ownership of the Common Stock and other voting securities of the Company immediately prior to the consummation of the transaction, (ii) no person (other than the Company, any employee benefit plan sponsored or maintained by the Company or, if reference was made to equity ownership of any Parent Company for purposes of determining whether clause (i) above is satisfied in connection with the transaction, such Parent Company) beneficially owns, directly or indirectly, 20% or more of the outstanding shares of Common Stock or the combined voting power of the voting securities entitled to vote generally in the election of directors of the corporation resulting from such transaction and
            (iii) individuals who were members of the Board immediately prior to the consummation of the transaction constitute at least a majority of the members of the board of directors resulting from such transaction (or, if reference was made to equity ownership of any Parent Company for purposes of determining whether clause (i) above is satisfied in connection with the transaction, such Parent Company); or

                        (e) The  following  individuals  cease for any reason to
            constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the entire Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the effective date of the Plan or whose appointment, election or nomination for election was previously so approved.

SECTION 10.  AMENDMENTS TO AND TERMINATION OF THE PLAN

            10.01 The Board may amend, alter, suspend, discontinue or terminate the Plan without the consent of shareholders or Participants, except that, without the approval of the shareholders of the Company, no amendment, alteration, suspension, discontinuation or termination shall be made if shareholder approval is required by any federal or state law or regulation or by the rules of any stock exchange on which the Shares may then be listed, or if the Board determines that obtaining such shareholder approval is for any reason advisable; provided, however, that except as provided in Section 7.01, without the consent of the Participant, no amendment, alteration, suspension, discontinuation or termination of the Plan may materially and adversely affect the rights of such Participant under any Award theretofore granted to him.

            10.02 Notwithstanding any of the provision of this Plan to the contrary, except as provided in Section 8.01 of the Plan, the exercise price of any outstanding Option or the exercise price or minimum purchase price of any Other Stock-Based Award may not be reduced, whether through amendment, cancellation or replacement, unless such reduction is approved by the shareholders of the Company.

SECTION 11.  GENERAL PROVISIONS

            11.01  No  Shareholder   Rights.   No  Award  shall  confer  on  any
Participant any of the rights of a shareholder of the Company unless and until Shares are in fact issued to such Participant in connection with such Award.

            11.02 No Right to Directorship. Nothing contained in the Plan or any Award Agreement shall confer, and no grant of an Award shall be construed as conferring, upon any Participant any right to continue as a director of the Company or interfere in any way with the rights of the shareholders of the Company or the Board to elect and remove directors.

            11.03 Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any Shares not yet issued or payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Shares or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines.

            11.04 No Limit on Other Compensatory Arrangements. Nothing contained in the Plan shall prevent the Company from adopting other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases. To the extent consistent with the Plan, the terms of each Award shall be construed so as to be consistent with such other arrangements in effect at the time the Award is granted.

            11.05 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

            11.06 Governing Law. The validity, interpretation, construction and effect of the Plan and any rules and regulations relating to the Plan shall be governed by the laws of the Commonwealth of Pennsylvania (without regard to the conflicts of laws thereof), and applicable federal law.

            11.07 Severability. If any provision of the Plan or any Award is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or Award, it shall be deleted and the remainder of the Plan or Award shall remain in full force and effect; provided, however, that, unless otherwise determined by the Committee, the provision shall not be construed or deemed amended or deleted with respect to any Participant whose rights and obligations under the Plan are not subject to the law of such jurisdiction or the law deemed applicable by the Committee.

SECTION 12.  EFFECTIVE DATE AND TERM OF THE PLAN

            12.01 The effective date and date of adoption of the Plan shall be March 17, 1999, the date of adoption of the Plan by the Board, provided that such adoption of the Plan is approved by a majority of the votes cast at a duly held meeting of shareholders held on or prior to March 16, 2000 at which a quorum representing a majority of the outstanding voting stock of the Company is, either in person or by proxy, present and voting. Notwithstanding anything else contained in the Plan or in any Award Agreement, no Option or other purchase right granted under the Plan may be exercised, and no certificates for Shares may be delivered pursuant to any Award granted under the Plan, prior to such shareholder approval or prior to any required approval or consent from those governmental agencies having jurisdiction in these matters. In the event such shareholder or regulatory approval is not obtained, all Awards granted under the Plan shall automatically be deemed void and of no effect.